    As filed with the Securities and Exchange Commission on October 1, 1998.

                                                      Registration No. 333 -
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                                 94-1499887
- ---------------------------------          --------------------------------
(State of other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)                 Identification No.

    120 North Redwood Drive
     San Rafael, California                            94903
- ---------------------------------          --------------------------------
     (Address of Principal                           (Zip Code)
      Executive Offices)


                      FAIR, ISAAC AND COMPANY, INCORPORATED
                          1992 LONG-TERM INCENTIVE 33PLAN
                          -----------------------------
                            (Full title of the plan)


    PETER L. McCORKELL, ESQ.                            Copy to:
 Senior Vice President, Secretary
      and General Counsel                         BLAIR W. WHITE, ESQ.
    FAIR, ISAAC AND COMPANY,                 Pillsbury Madison & Sutro LLP
         INCORPORATED                             Post Office Box 7880
    120 North Redwood Drive                   San Francisco, CA 94120-788
     San Rafael, CA 94903                         (415) 983-1000
        (415) 472-2211                      ---------------------------------
- ------------------------------------
    (Name, address and telephone
     number, including area code,
        of agent for service)



                         CALCULATION OF REGISTRATION FEE

- ------------------------------------------------------------------------------------------------------------------------------------


    Title of            Amount          Proposed Maximum     Proposed Maximum        Amount of
  Securities To         To Be            Offering Price         Aggregate           Registration
  Be Registered       Registered          Per Share(1)       Offering Price(1)          Fee

- ------------------------------------------------------------------------------------------------------------------------------------
  Common Stock       538,490 shares         $34.32            $18,480,976.80          $5,451.89

- ------------------------------------------------------------------------------------------------------------------------------------


(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the New York Stock Exchange on September 25, 1998.

                               -----------------

                     The Registration Statement shall become
                       effective upon filing in accordance
                       with Rule 462 under the Securities
                                  Act of 1933.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                   PART II - INFORMATION REQUIRED PURSUANT TO
                   ------------------------------------------
                        GENERAL INSTRUCTION E TO FORM S-8
                        ---------------------------------

General Instruction E Information
- ---------------------------------

     This Registration Statement is being filed for the purpose of increasing the number of shares of the Registrant's Common Stock for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     The Registrant's Registration Statements on Form S-8 filed with the Securities and Exchange Commission on May 27, 1993 (No. 33-63426) and April 1, 1996 (No. 333-02121) are hereby incorporated by reference.

Incorporation of Documents by Reference
- ---------------------------------------

     The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.

     (2) The information with regard to the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A (Commission File No. 0-16439) filed with the Commission pursuant to Section 12 of the Securities and Exchange Act of 1934, including any subsequent amendment or report filed for the purpose of updating such information.

     (3) The Company's Quarterly Report on Form 10-Q for the fiscal quarters ended December 31, 1997, March 31, 1998 (as amended), and June 30, 1998, filed pursuant to Section 13 of the Exchange Act.

     (4) The Company's Current Report on Form 8-K filed with the Commission on June 22, 1998.

     (5) All other reports filed by the Registrant since September 30, 1997 with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

     In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.        Exhibits.
- -------        ---------

Exhibit
Number         Exhibit

  5.1 Opinion of Pillsbury Madison & Sutro LLP as to the legality of the securities being registered.

 23.1          Consent of Pillsbury Madison & Sutro LLP (included in Exhibit
               5.1).

 23.2          Consent of KPMG Peat Marwick LLP.

 24.1          Power of Attorney (see page 3).

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Rafael, State of California, on September 30, 1998.

                                     FAIR, ISAAC AND COMPANY, INCORPORATED



                                     By      /s/PETER L. MCCORKELL
                                        ----------------------------------------
                                               Peter L. McCorkell
                                          Senior Vice President, Secretary
                                               and General Counsel


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints PETER L. McCORKELL his true and lawful attorney-in-fact, with full power of substitution, for him, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Signature                                    Title                                               Date
     ---------                                    -----                                               ----
   /s/LARRY E. ROSENBERGER                President, Chief Executive Officer                  September 30, 1998
- ------------------------------------      (Principal Executive Officer) and Director
    Larry E. Rosenberger


       /s/PATRICIA COLE                   Senior Vice President, Chief Financial              September 30, 1998
- ------------------------------------      Officer (Principal Financial Officer)
          Patricia Cole


       /s/LENNOX L. VERNON                Controller (Principal Accounting Officer)           September 30, 1998
- ------------------------------------
          Lennox L. Vernon


      /s/A. GEORGE BATTLE                              Director                               September 30, 1998
- ------------------------------------
         A. George Battle


     /s/BRYANT J. BROOKS, JR.                          Director                               September 30, 1998
- ------------------------------------
        Bryant J. Brooks, Jr.


     /s/H. ROBERT HELLER
- ------------------------------------                   Director                               September 30, 1998
        H. Robert Heller


       /s/GUY R. HENSHAW                               Director                               September 30, 1998
- ------------------------------------
          Guy R. Henshaw


     /s/DAVID S.P. HOPKINS                             Director                               September 30, 1998
- ------------------------------------
       David S.P. Hopkins


      /s/ROBERT M. OLIVER                              Director                               September 30, 1998
- ------------------------------------
         Robert M. Oliver


     /s/ROBERT D. SANDERSON                            Director                               September 30, 1998
- ------------------------------------
        Robert D. Sanderson


      /s/JOHN D. WOLDRICH                              Director                               September 30, 1998
- ------------------------------------
         John D. Woldrich


                                INDEX TO EXHIBITS
                                -----------------


                                                          Sequentially
Exhibit                                                     Numbered
Number         Exhibit                                        Page
- ------         -------                                        ----


 5.1           Opinion of Pillsbury Madison & Sutro LLP         6
               as to the legality of the securities
               being registered.

23.1           Consent of Pillsbury Madison & Sutro LLP         6
               (included in Exhibit 5.1).

23.2           Consent of KPMG Peat Marwick LLP.                7

24.1           Power of Attorney (see page 3).                  3


                                       -5-